Exhibit 99.1

     CIMAREX ENERGY REPORTS SECOND-QUARTER 2006 EARNINGS OF $0.98 PER SHARE

    DENVER, Aug. 2 /PRNewswire-FirstCall/ -- Cimarex Energy Co. (NYSE: XEC) today reported second-quarter 2006 net income of $82.9 million, or $0.98 per diluted share. This compares to second-quarter 2005 earnings of $52.5 million, or $0.98 per diluted share.

    Revenues from oil and gas sales in the second quarter of 2006 were $300.5 million, compared to $185.0 million in the same period of 2005. Second-quarter 2006 cash flow from operations totaled $235.9 million versus $132.7 million in the same period of 2005(1).

    The increases in revenues, earnings and cash flow are due to higher production volumes and higher oil prices.

    Second-quarter 2006 oil and gas production averaged 448 million cubic feet equivalent per day (MMcfe/d), a 52% increase over the same period a year earlier. Gas production rose 46% to 338.7 million cubic feet per day and oil volumes increased 75% to 18,213 barrels per day. Current quarter production volumes reflect a full three months of output from the properties acquired in the Magnum Hunter merger on June 7, 2005.

    Second-quarter 2006 gas prices decreased 4% to $6.22 thousand cubic feet
(Mcf) and oil rose 30% to $65.67 per barrel.

    For the six month period ended June 30, 2006, Cimarex reported net income of $193.0 million, or $2.27 per diluted share, up from the $95.8 million, or $1.98 per diluted share for the comparable period of 2005. First-half 2006 cash flow from operations totaled $463.0 million versus $233.4 million in the same period of 2005(1).

    Capital

    Second-quarter 2006 exploration and development (E&D) expenditures totaled $281.7 million, up from $141.0 million in the second quarter of 2005. In the second quarter of 2006, we participated in drilling 134 gross (80.1 net) wells, with an overall success rate of 89%. We expect full-year 2006 exploration and development expenditures to approximate $1 billion.

    Hedging

    Cimarex has entered into natural gas collars for calendar 2007 and 2008 for 70,000 and 40,000 MMBtu per day, respectively. The floor price protects our return on capital invested in the Mid-Continent drilling program while still allowing participation in potential price increases up to the ceiling. The collars have been executed to settle against regional delivery points that correspond with Mid-Continent production and have been designated as hedges under SFAS No. 133, Accounting for Derivative Instruments and Hedging activities. The prices in the table below are at the Mid-Continent delivery point.

                                                         Mid-Continent
                                                    Weighted Average Price
                                                    ----------------------
Period   Commodity    Volume/Day     Settlement       Floor       Ceiling
------   ---------   ------------   -------------   ---------   ----------
 2007      Gas       70,000 MMBtu   Mid-Continent   $    7.00   $    10.05
 2008      Gas       40,000 MMBtu   Mid-Continent   $    7.00   $     9.90

    Oil and gas collars, assumed as part of the Magnum Hunter acquisition, also remain in place. These contracts have not been designated for hedge accounting treatment. The following table summarizes the open contracts as of June 30, 2006:

                                                                   NYMEX
                                                          Weighted Average Price
                                                          ----------------------
     Period        Commodity    Volume/Day    Settlement    Floor       Ceiling
----------------   ---------   ------------   ----------  ---------   ----------
July 06 - Dec 06      Gas      20,000 MMBtu     NYMEX     $    5.25   $     6.30
July 06 - Dec 06      Oil       1,000 Bbl       NYMEX     $   30.00   $    35.85

    Outlook

    The following statements provide a summary of production and certain expense projections for the full-year 2006.

    With the contribution from several high-rate Gulf Coast wells, continued active drilling programs in the Mid-Continent and Permian Basin, and numerous other factors we estimate that second-half 2006 production volumes will range between 455-475 MMcfe/d, resulting in full-year 2006 volumes of 455-465 MMcfe/d.

    Expenses for the remainder of 2006 are expected to fall within the following ranges:

Expenses ($/Mcfe):
  Production expense                          $  1.00  - $  1.10
  Transportation expense                         0.11  -    0.14
  Depreciation, depletion and amortization       2.35  -    2.45
  General and administrative expense             0.25  -    0.28
  Production taxes (% of oil and gas revenue)     6.5% -     7.5%

    Conference call and web cast

    Cimarex will host a follow-up conference call today at 11:00 a.m. Mountain Time (1:00 p.m. Eastern Time). To access the live, interactive conference call, please dial 888-459-5609 and reference call ID # 7617046 ten minutes before the scheduled start time. A digital replay will be available for one week following the live broadcast at 877-519-4471 by using the conference
ID # 7617046. The listen-only web cast of the call will be accessible via www.cimarex.com.

    About Cimarex Energy

    Denver-based Cimarex Energy Co. is an independent oil and gas exploration and production company with principal operations in the Mid-Continent, Gulf Coast, Permian Basin of West Texas and New Mexico and Gulf of Mexico areas of the U.S.

    This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are more fully described in SEC reports filed by Cimarex. While Cimarex makes these forward-looking statements in good faith, management cannot guarantee that anticipated future results will be achieved. Cimarex assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

    (1) Cash Flow from Operations is a non-GAAP financial measure that represents Net Cash Provided By Operating Activities adjusted for the change in operating assets and liabilities. See below for a reconciliation of the related amounts.

                            PRICE AND PRODUCTION DATA

                                           For the Three Months Ended
                                                    June 30,
                                           ---------------------------
                                               2006           2005
                                           ------------   ------------
Gas Production:
     Total production - Mcf                  30,818,316     21,142,547
     Gas volume - Mcf per day                   338,663        232,336
     Gas price - per Mcf                   $       6.22   $       6.49

Oil Production (including NGL):
     Total production - barrels               1,657,375        946,584
     Oil volume - barrels per day                18,213         10,402
     Oil price - per barrel                $      65.67   $      50.56

                                            For the Six Months Ended
                                                    June 30,
                                           ---------------------------
                                               2006          2005
                                           ------------   ------------
Gas Production:
     Total production - Mcf                  63,332,782     38,778,944
     Gas volume - Mcf per day                   349,905        214,248
     Gas price - per Mcf                   $       6.72   $       6.27

Oil Production (including NGL):
     Total production - barrels               3,139,136      1,612,938
     Oil volume - barrels per day                17,343          8,911
     Oil price - per barrel                $      62.79   $      49.21

                     OIL AND GAS CAPITALIZED COSTS INCURRED

                                           For the Three Months Ended
                                                    June 30,
                                           ---------------------------
                                               2006           2005
                                           ------------   ------------
                                                 (in thousands)
Exploration and development                $    281,650   $    140,971
Acquisitions                                      4,282      1,836,385
                                           ------------   ------------
    Oil and gas expenditures                    285,932      1,977,356
Sale proceeds                                        --           (333)
                                           ------------   ------------
                                           $    285,932   $  1,977,023
                                           ============   ============

                                            For the Six Months Ended
                                                    June 30,
                                           ---------------------------
                                               2006           2005
                                           ------------   ------------
                                                 (in thousands)
Exploration and development                $    554,881   $    233,708
Acquisitions                                      7,144      1,836,628
                                           ------------   ------------
    Oil and gas expenditures                    562,025      2,070,336
Sale proceeds                                        --           (347)
                                           ------------   ------------
                                           $    562,025   $  2,069,989
                                           ============   ============

                   RECONCILIATION OF CASH FLOW FROM OPERATIONS

                                           For the Three Months Ended
                                                    June 30,
                                           ---------------------------
                                               2006           2005
                                           ---------------------------
                                                 (in thousands)
Net cash provided by operating
 activities                                $    233,769   $    103,229
    Increase in operating assets
     and liabilities                              2,092         29,511
                                           ------------   ------------
Cash flow from operations                  $    235,861   $    132,740
                                           ============   ============

                                             For the Six Months Ended
                                                    June 30,
                                           ---------------------------
                                               2006           2005
                                           ------------   ------------
                                                 (in thousands)
Net cash provided by operating
 activities                                $    461,784   $    199,206
    Increase  in operating assets
     and liabilities                              1,194         34,152
                                           ------------   ------------
Cash flow from operations                  $    462,978   $    233,358
                                           ============   ============

    Management believes that the non-GAAP measure of cash flow from operations is useful information for investors because it is used internally and is accepted by the investment community as a means of measuring the company's ability to fund its capital program. It is also used by professional research analysts in providing investment recommendations pertaining to companies in the oil and gas exploration and production industry.

CONDENSED INCOME STATEMENTS (unaudited)

                              For the Three Months   For the Six Months
                                    Ended                  Ended
                                   June 30,               June 30,
                           -----------------------   -----------------------
                              2006         2005         2006         2005
                           ----------   ----------   ----------   ----------
                                 (In thousands, except per share data)
Revenues:
 Gas sales                 $  191,658   $  137,159   $  425,381   $  243,033
 Oil sales                    108,838       47,862      197,110       79,370
 Gas gathering,
  processing, and net
  marketing                    12,885        3,037       26,140        3,599
                           ----------   ----------   ----------   ----------
                              313,381      188,058      648,631      326,002
                           ----------   ----------   ----------   ----------
Costs and expenses:
 Depreciation,
  depletion and
  amortization                 94,773       51,582      185,401       89,667
 Asset retirement
  obligation
  accretion                     1,493          550        2,941          935
 Production                    43,804       17,412       85,576       27,583
 Transportation                 5,483        3,608        9,791        6,082
 Gas gathering and
  processing                    6,386        1,809       12,939        1,862
 Taxes other than
  income                       21,934       13,600       45,480       24,495
 General and
  administrative                9,990        7,657       20,875       15,549
 Stock compensation, net        2,096        1,213        4,064        2,438
 Expenses related to
  merger                          (92)       6,685          (61)       6,685
 (Gain) Loss on
  derivative instruments       (3,249)       2,030      (18,816)       2,030
                           ----------   ----------   ----------   ----------
                              182,618      106,146      348,190      177,326
                           ----------   ----------   ----------   ----------
Operating income              130,763       81,912      300,441      148,676

Other income and expense:
 Interest expense               7,397        3,771       13,887        3,959
 Amortization of fair
  value of debt                  (946)        (416)      (1,891)        (416)
 Capitalized interest          (5,610)      (1,179)     (11,829)      (1,179)
 Other, net                    (2,036)      (2,915)      (5,378)      (4,156)
                           ----------   ----------   ----------   ----------
Income before income
 tax expense                  131,958       82,651      305,652      150,468
Income tax expense             49,092       30,174      112,635       54,626
                           ----------   ----------   ----------   ----------
Net income                 $   82,866   $   52,477   $  193,017   $   95,842
                           ==========   ==========   ==========   ==========
Earnings per share:
  Basic                    $     1.01   $     1.01   $     2.35   $     2.04
                           ==========   ==========   ==========   ==========
  Diluted                  $     0.98   $     0.98   $     2.27   $     1.98
                           ==========   ==========   ==========   ==========
Weighted average
 shares outstanding:
 Basic                         82,046       51,967       82,067       46,886
                           ==========   ==========   ==========   ==========
 Diluted                       84,861       53,655       84,886       48,427
                           ==========   ==========   ==========   ==========

CONDENSED CASH FLOW STATEMENTS (unaudited)

                                           For the Three Months Ended
                                                    June 30,
                                           ---------------------------
                                               2006          2005
                                           ------------   ------------
Cash flows from operating activities:
  Net income                               $     82,866   $     52,477
  Adjustment to reconcile net income
   to net cash provided by operating
   activities:
      Depreciation, depletion and
       amortization                              94,773         51,582
      Asset retirement obligation
       accretion                                  1,493            550
      Deferred income taxes                      61,636         18,807
      Stock compensation, net                     2,096          1,213
      Derivative instruments                     (7,537)         1,411
      Other                                         534          6,700
  Changes in operating assets and
   liabilities:
      Decrease in receivables, net               26,520          9,470
      Decrease (increase) in other
       current assets                             3,724         (4,548)
      (Decrease) in accounts payable
       and accrued liabilities                  (32,404)       (34,117)
      Increase (decrease) in other
       non-current liabilities                       68           (316)
                                           ------------   ------------
          Net cash provided by
           operating activities                 233,769        103,229
                                           ------------   ------------
Cash flows from investing activities:
  Oil and gas expenditures                     (322,824)      (107,955)
  Acquisition of oil and gas
   properties                                    (1,879)        (1,705)
  Merger related costs                               30        (11,134)
  Cash received in connection with
   acquisition of MHR                                --         33,407
  Proceeds from sale of assets                    5,540            368
  Other expenditures                             (8,915)       (14,269)
                                           ------------   ------------
          Net cash used by investing
           activities                          (328,048)      (101,288)
                                           ------------   ------------
Cash flows from financing activities:
  Borrowings (payments) on long-term
   debt, net                                     53,000        (60,064)
  Treasury stock acquired                          (735)            --
  Dividends paid                                 (3,334)            --
  Proceeds from issuance of common
   stock and other                                   62          2,403
                                           ------------   ------------
          Net cash (used in)
           provided by financing
           activities                            48,993        (57,661)
                                           ------------   ------------
Net change in cash and cash
 equivalents                                    (45,286)       (55,720)
Cash and cash equivalents at
 beginning of period                             50,675        113,025
                                           ------------   ------------
Cash and cash equivalents at end of
 period                                    $      5,389   $     57,305
                                           ============   ============

                                            For the Six Months Ended
                                                    June 30,
                                           ---------------------------
                                               2006           2005
                                           ------------   ------------
Cash flows from operating activities:
  Net income                               $    193,017   $     95,842
  Adjustment to reconcile net income
   to net cash provided by operating
   activities:
      Depreciation, depletion and
       amortization                             185,401         89,667
      Asset retirement obligation
       accretion                                  2,941            935
      Deferred income taxes                     108,317         36,119
      Stock compensation                          4,064          2,438
      Derivative instruments                    (30,456)         1,411
      Other                                        (306)         6,946
  Changes in operating assets and
   liabilities:
      Decrease in receivables, net               55,045         17,341
      Decrease (increase) in other
       current assets                           (10,724)       (11,962)
      (Decrease) in accounts payable
       and accrued liabilities                  (45,945)       (39,132)
      Increase (decrease) in other
       non-current liabilities                      430           (399)
                                           ------------   ------------
          Net cash provided by
           operating activities                 461,784        199,206
                                           ------------   ------------
Cash flows from investing activities:
  Oil and gas expenditures                     (541,787)      (204,428)
  Acquisition of oil and gas
   properties                                    (4,741)        (1,948)
  Merger related costs                             (439)       (11,134)
  Cash received in connection with
   acquisition of MHR                                --         33,407
  Proceeds from sale of assets                    5,600            405
  Other expenditures                            (14,644)       (17,362)
                                           ------------   ------------
          Net cash used by investing
           activities                          (556,011)      (201,060)
                                           ------------   ------------
Cash flows from financing activities:
  Borrowings (payments) on long-term
   debt, net                                     53,000        (60,064)
  Treasury stock acquired                       (11,016)            --
  Dividends paid                                 (6,661)            --
  Proceeds from issuance of common
   stock and other                                2,646          3,477
                                           ------------   ------------
          Net cash (used in)
           provided by financing
           activities                            37,969        (56,587)
                                           ------------   ------------
Net change in cash and cash
 equivalents                                    (56,258)       (58,441)
Cash and cash equivalents at
 beginning of period                             61,647        115,746
                                           ------------   ------------
Cash and cash equivalents at
end of period                              $      5,389   $     57,305
                                           ============   ============

BALANCE SHEETS (unaudited)

                                             June 30,      December 31
                                               2006           2005
                                           ------------   ------------
                                              (In thousands, except
                                                   share data)
                 Assets
Current assets:
  Cash and cash equivalents                $      5,389   $     61,647
  Receivables, net                              251,005        289,184
  Inventories                                    43,754         34,784
  Deferred income taxes                          11,105         17,959
  Other current assets                           16,996         25,454
                                           ------------   ------------
    Total current assets                        328,249        429,028
                                           ------------   ------------
Oil and gas properties at cost, using
 the full cost method of accounting:
  Proved properties                           4,043,220      3,602,797
  Unproved properties and properties
   under development, not being amortized       518,154        388,839
                                           ------------   ------------
                                              4,561,374      3,991,636
  Less - accumulated depreciation,
   depletion and amortization                (1,292,031)    (1,114,677)
                                           ------------   ------------
    Net oil and gas properties                3,269,343      2,876,959
                                           ------------   ------------
Fixed assets, net                                89,419         86,916
Goodwill                                        691,432        717,391
Other assets, net                                76,839         70,041
                                           ------------   ------------
                                           $  4,455,282   $  4,180,335
                                           ============   ============
 Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                         $     52,897   $     81,947
  Accrued liabilities                           178,830        179,076
  Derivative fair value                          11,470         41,926
  Revenue payable                                97,931         94,469
                                           ------------   ------------
    Total current liabilities                   341,128        397,418
                                           ------------   ------------
Long-term debt                                  403,560        352,451
                                           ------------   ------------
Deferred income taxes                           800,047        717,790
                                           ------------   ------------
Other liabilities                               118,027        117,223
                                           ------------   ------------
Stockholders' equity:
  Preferred stock, $0.01 par value,
   15,000,000 shares authorized, no
   shares issued                                     --             --
  Common stock, $0.01 par value,
   200,000,000 shares authorized,
   83,793,761 and 83,524,285 shares
   issued, respectively                             838            835
  Treasury stock, at cost, 1,078,822
   and 1,146,822 shares held, respectively      (40,628)       (43,554)
  Paid-in capital                             1,860,820      1,865,597
  Unearned compensation                              --        (15,862)
  Retained earnings                             971,376        788,356
  Accumulated other comprehensive income            114             81
                                           ------------   ------------
                                              2,792,520      2,595,453
                                           ------------   ------------
                                           $  4,455,282   $  4,180,335
                                           ============   ============

SOURCE  Cimarex Energy Co.
    -0-                             08/02/2006
    /CONTACT: Mark Burford, Director of Capital Markets of Cimarex Energy Co., +1-303-295-3995/
    /Web site:  http://www.cimarex.com /